UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2016

GROUPON, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-35335 (Commission File Number)	27-0903295 (I.R.S. Employer Identification No.)

600 West Chicago Avenue, Suite 400 Chicago, Illinois (Address of principal executive offices)	60654 (Zip Code)

312-334-1579
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 8, 2016, at the 2016 Annual Meeting of Stockholders (the “Annual Meeting”) of Groupon, Inc. (“Groupon”), the stockholders of Groupon (the “Stockholders”) approved an amendment to Article V, Section 2 of Groupon's Sixth Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to provide that the Stockholders may remove directors from office with or without cause. The amendment to the Certificate of Incorporation was filed with the Secretary of State of the State of Delaware and became effective on June 10, 2016.

Furthermore, on June 10, 2016, Groupon amended Article III, Section 3.11 of its Amended and Restated By-Laws (the “By-Laws”) to provide that the Stockholders may remove directors from office with or without cause.

The foregoing description is qualified in its entirety by the full texts of the amendment to the Certificate of Incorporation and the amendment to the By-Laws, copies of which are filed as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

Set forth below are the final voting results for each of the proposals submitted to a vote of the Stockholders at the Annual Meeting:

Election of Directors

The nine director nominees were elected to the Board of Directors and will serve as directors until Groupon's next annual meeting of stockholders or until their respective successors are elected and qualified.

Director Nominee	For	Withheld	Broker Non-Votes

Rich Williams	699,707,583	1,264,415	164,763,063
Eric Lefkofsky	698,392,306	2,579,692	164,763,063
Theodore Leonsis	699,340,233	1,631,765	164,763,063
Michael Angelakis	699,353,998	1,618,000	164,763,063
Peter Barris	698,483,189	2,488,809	164,763,063
Robert Bass	699,917,932	1,054,066	164,763,063
Jeffrey Housenbold	698,005,679	2,966,319	164,763,063
Bradley Keywell	653,102,261	47,869,737	164,763,063
Ann Ziegler	698,637,394	2,334,604	164,763,063

Ratification of independent registered public accounting firm for fiscal year 2016

The appointment of Ernst & Young LLP as Groupon’s independent registered public accounting firm for the 2016 fiscal year was ratified by the following vote:

For	Against	Abstentions	Broker Non-Votes
855,439,871	9,136,507	1,158,683	n/a

Advisory Approval of Our Named Executive Officer Compensation

A proposal to approve a non-binding resolution approving the compensation of Groupon’s Named Executive Officers as disclosed in the proxy statement, passed with the following vote:

For	Against	Abstentions	Broker Non-Votes
697,252,451	3,450,440	269,107	164,763,063

Approval of the Amendment to Our Amended and Restated Certificate of Incorporation

A proposal to approve an amendment to Groupon’s Certificate of Incorporation to provide that the Stockholders may remove a director from office, with or without cause, passed with the following vote:

For	Against	Abstentions	Broker Non-Votes
856,805,685	4,834,745	4,094,631	n/a

Approval of the Amendment to the Groupon, Inc. 2011 Incentive Plan

A proposal to approve an amendment to the Groupon, Inc. 2011 Incentive Plan passed with the following vote:

For	Against	Abstentions	Broker Non-Votes
584,986,298	115,753,210	232,490	164,763,063

Shareholder Proposal of People for the Ethical Treatment of Animals

A shareholder proposal of People for the Ethical Treatment of Animals did not pass with the following vote:

For	Against	Abstentions	Broker Non-Votes
2,522,450	669,218,930	29,230,618	164,763,063

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits:
Exhibit No.	Description
3.1	Amendment to the Sixth Amended and Restated Certificate of Incorporation
3.2	Amendment to the Amended and Restated By-Laws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GROUPON, INC.

Dated: June 14, 2016	By:	/s/ Michael Randolfi
	Name:	Michael Randolfi
	Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description
3.1	Amendment to the Sixth Amended and Restated Certificate of Incorporation
3.2	Amendment to the Amended and Restated By-Laws